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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ronald C. Weigner, Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2003
                                     /s/ Ronald C. Weigner
                                     ------------------------------------------
                                     Ronald C. Weigner
                                     Vice President and Chief Financial Officer